UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 28, 2019

NXP Semiconductors N.V.
(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus
Eindhoven
Netherlands	5656 AG
(Address of principal executive offices)	(Zip code)

+31	40	2729999
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act      ☐

Item 2.02    Results of Operations and Financial Condition.

On October 28, 2019, NXP Semiconductors N.V. ("NXP") issued a press release regarding NXP’s financial results for its third quarter ended September 29, 2019. A copy of the press release is attached as Exhibit 99.1.

The information contained in this Current Report, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated October 28, 2019 entitled: "NXP Semiconductors Reports Third Quarter 2019 Results".

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: 29 October 2019

NXP Semiconductors N.V.

/s/ P. Kelly
Name: P. Kelly, CFO

NXP Semiconductors Reports Third Quarter 2019 Results

EINDHOVEN, The Netherlands, October 28, 2019 – NXP Semiconductors N.V. (NASDAQ: NXPI) today reported financial results for the third quarter of 2019, ended September 29, 2019.

“NXP delivered revenue of $2.3 billion for the third quarter. With sales near the high-end of our guidance and good expense control, we successfully delivered improved operating profitability above the high-end of our guidance range. Additionally, during the quarter we returned $79 million to our shareholders, for a total of $6.6 billion returned to shareholders since July 2018. Looking forward, we continue to believe that our product portfolio investments are addressing our customers’ long-term requirements, while in the short-term the global demand environment appears to have stabilized, but the intermediate demand environment continues to be uncertain, and has not markedly improved.” said Richard Clemmer, NXP Chief Executive Officer.

Key Highlights

•	Revenue was $2.3 billion, down 7 percent year-on-year;

•	GAAP gross margin was 52.4 percent, and GAAP operating margin was 10.3 percent;

•	Non-GAAP gross margin was 53.7 percent, and non-GAAP operating margin was 30.3 percent;

•	Cash flow from operations was $746 million, with net capex investments of $115 million, resulting in non-GAAP free cash flow of $631 million;

•
On August 29, 2019, the NXP Board of Directors approved the payment of an interim dividend for the third quarter 2019 of $0.375 per ordinary share, reflecting an increase of 50 percent from the prior quarterly dividend.

Summary of Reported Third Quarter 2019 ($ millions, unaudited) (1)

	Q3 2019	Q2 2019	Q3 2018	Q - Q	Y - Y
Total Revenue	$2,265	$2,217	$2,445	2%	-7%
GAAP Gross Profit	$1,186	$1,151	$1,256	3%	-6%
Gross Profit Adjustments (i)	$(30)	$(30)	$(39)
Non-GAAP Gross Profit	$1,216	$1,181	$1,295	3%	-6%
GAAP Gross Margin	52.4%	51.9%	51.4%
Non-GAAP Gross Margin	53.7%	53.3%	53.0%
GAAP Operating Income / (Loss)	$233	$157	$2,211	48%	-89%
Operating Income Adjustments (i)	$(454)	$(483)	$1,478
Non-GAAP Operating Income	$687	$640	$733	7%	-6%
GAAP Operating Margin	10.3%	7.1%	90.4%
Non-GAAP Operating Margin	30.3%	28.9%	30.0%

Additional information
Automotive	$1,048	$1,031	$1,121	2%	-7%
Industrial & IoT	$426	$390	$498	9%	-14%
Mobile	$321	$297	$316	8%	2%
Comm. Infra. & Other	$470	$499	$478	-6%	-2%
Manufacturing Services ("MSA")	$—	$—	$32	NM	NM
DIO	98	100	100
DPO	74	67	74
DSO	32	32	32
Cash Conversion Cycle	56	65	58
Channel Inventory (months)	2.3	2.4	2.4
Financial Leverage (ii)	1.6x	1.7x	1.4x

1.	Additional Information for the Third Quarter 2019:

i.	For an explanation of GAAP to non-GAAP adjustments, please see “Non-GAAP Financial Measures” on page 2 of this release.

ii.	Financial leverage is defined as net debt divided by trailing twelve months adjusted EBITDA.

•	During the third quarter of 2019, NXP repurchased 0.09 million shares for a total cost of $9.0 million and paid cash dividends of $70 million.

•	Weighted average number of diluted shares for the three-month period ended September 29, 2019 was 283.5 million.

•
Cash paid for income taxes related to on-going operations was $39 million. Items not related to on-going operations resulted in additional cash payments of $20 million, which was mainly due to the divestment of the Standard Products business.

Guidance for the Fourth Quarter 2019: ($ millions) (1)

	Guidance Range
	GAAP			Reconciliation	non-GAAP
	Low	Mid	High		Low	Mid	High
Total Revenue	$2,240	$2,270	$2,300		$2,240	$2,270	$2,300
Q-Q	-1%	—%	2%		-1%	—%	2%
Y-Y	-7%	-6%	-4%		-7%	-6%	-4%
Gross Profit	$1,178	$1,201	$1,224	$(30)	$1,208	$1,231	$1,254
Gross Margin	52.6%	52.9%	53.2%		53.9%	54.2%	54.5%
Operating Income (loss)	$189	$205	$221	$(481)	$670	$686	$702
Operating Margin	8.4%	9.0%	9.6%		29.9%	30.2%	30.5%
Financial Income (expense)	$(80)	$(81)	$(82)	$(12)	$(68)	$(69)	$(70)

Note (1) Additional Information:

1.	GAAP Gross Profit is expected to include Purchase Price Accounting (“PPA”) effects, ($19 million); Stock Based Compensation, ($11 million);

2.
GAAP Operating Income (loss) is expected to include PPA effects, ($379 million); Stock Based Compensation, ($87 million); Merger related costs ($5 million); Restructuring and Other Incidentals, ($10 million);

3.	GAAP Financial Income (expense) is expected to include Other financial expense ($12 million);

4.	Net cash paid for income taxes related to on-going operations is expected to be approximately between ($38 million) and ($40 million);

5.	Non-controlling interest is expected to be approximately ($9 million);

6.	Weighted average diluted share count is expected to be approximately 285 million.

NXP has based the guidance included in this release on judgments and estimates that management believes are reasonable given its assessment of historical trends and other information reasonably available as of the date of this release. Please note, the guidance included in this release consists of predictions only, and is subject to a wide range of known and unknown risks and uncertainties, many of which are beyond NXP's control. The guidance included in this release should not be regarded as representations by NXP that the estimated results will be achieved. Actual results may vary materially from the guidance we provide today. In relation to the use of non-GAAP financial information see the note regarding "Non-GAAP Financial Measures" below. For the factors, risks, and uncertainties to which judgments, estimates and forward-looking statements generally are subject see the note regarding "Forward-looking Statements." We undertake no obligation to publicly update or revise any forward-looking statements, including the guidance set forth herein, to reflect future events or circumstances.

Non-GAAP Financial Measures

In managing NXP's business on a consolidated basis, management develops an annual operating plan, which is approved by our Board of Directors, using non-GAAP financial measures. In measuring performance against this plan, management considers the actual or potential impacts on these non-GAAP financial measures from actions taken to reduce costs with the goal of increasing our gross margin and operating margin and when assessing appropriate levels of research and development efforts. In addition, management relies upon these non-GAAP financial measures when making decisions about product spending, administrative budgets, and other operating expenses. We believe that these non-GAAP financial measures, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting NXP’s business. We believe that they enable investors to perform additional comparisons of our operating results, to assess our liquidity and capital position and to analyze financial performance excluding the effect of expenses unrelated to operations, certain non-cash expenses and share-based compensation expense, which may obscure trends in NXP's underlying performance. This information also enables investors to compare financial results between periods where certain items may vary independent of business performance,and allow for greater transparency with respect to key metrics used by management.

These non-GAAP financial measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The presentation of these and other similar items in NXP’s non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent, or unusual. Reconciliations of these non-GAAP measures to the most comparable measures calculated in accordance with GAAP are provided in the financial statements portion of this release in a schedule entitled “Financial Reconciliation of GAAP to non-GAAP Results (unaudited).” Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at https://investors.nxp.com for additional information related to our rationale for using these non-GAAP financial measures, as well as the impact of these measures on the presentation of NXP's operations.

In addition to providing financial information on a basis consistent with U.S. generally accepted accounting principles (“GAAP”), NXP also provides the following selected financial measures on a non-GAAP basis: (i) Gross profit, (ii) Gross margin, (iii) Research and development, (iv) Selling, general and administrative, (v) Amortization of acquisition-related intangible assets, (vi) Other income, (vii) Operating income (loss), (viii) Operating margin, (ix) Financial Income (expense), (x) adjusted net income, adjusted EBITDA and trailing 12 month adjusted EBITDA, and (xi) free cash flow and free cash flow as a percent of Revenue. The non-GAAP information excludes the amortization of acquisition related intangible assets, the purchase accounting effect on inventory and property, plant and equipment, merger related costs (including integration costs), certain items related to divestitures, share-based compensation expense, restructuring and asset impairment charges, non-cash interest expense on convertible notes, extinguishment of debt, and foreign exchange gains and losses.

Conference Call and Webcast Information

NXP will host a conference call on October 29, 2019 at 8:00 a.m. U.S. Eastern Time (2:00 p.m. Central European Time) to discuss its third quarter 2019 results and provide an outlook for the fourth quarter of 2019.

Interested parties may join the conference call by dialing 1 – 888 – 603 – 7644 (within the U.S.) or 1 – 484 – 747 - 6631 (outside of the U.S.). The participant pass-code is 8958328. To listen to a webcast of the event, please visit the Investor Relations section of the NXP website at
https://investors.nxp.com. The webcast will be recorded and available for replay shortly after the call concludes.

About NXP Semiconductors

NXP Semiconductors N.V. (NASDAQ: NXPI) enables secure connections and infrastructure for a smarter world, advancing solutions that make lives easier, better, and safer. As the world leader in secure connectivity solutions for embedded applications, NXP is driving innovation in the secure connected vehicle, end-to-end security & privacy, and smart connected solutions markets. Built on more than 60 years of combined experience and expertise, the company has approximately 30,000 employees in more than 30 countries and posted revenue of $9.41 billion in 2018. Find out more at www.nxp.com.

Forward-looking Statements

This document includes forward-looking statements which include statements regarding NXP’s business strategy, financial condition, results of operations, and market data, as well as any other statements which are not historical facts. By their nature, forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These factors, risks and uncertainties include the following: market demand and semiconductor industry conditions; the ability to successfully introduce new technologies and products; the end-market demand for the goods into which NXP’s products are incorporated; the ability to generate sufficient cash, raise sufficient capital or refinance corporate debt at or before maturity; the ability to meet the combination of corporate debt service, research and development and capital investment requirements; the ability to accurately estimate demand and match manufacturing production capacity accordingly or obtain supplies from third-party producers; the access to production capacity from third-party outsourcing partners; any events that might affect third-party business partners or NXP’s relationship with them; the ability to secure adequate and timely supply of equipment and materials from suppliers; the ability to avoid operational problems and product defects and, if such issues were to arise, to correct them quickly; the ability to form strategic partnerships and joint ventures and to successfully cooperate with alliance partners; the ability to win competitive bid selection processes to develop products for use in customers’ equipment and products; the ability to achieve targeted efficiencies and cost savings; the ability to successfully hire and retain key management and senior product architects; and, the ability to maintain good relationships with our suppliers. In addition, this document contains information concerning the semiconductor industry and NXP’s business generally, which is forward-looking in nature and is based on a variety of assumptions regarding the ways in which the semiconductor industry, NXP’s markets and product areas may develop. NXP has based these assumptions on information currently available, if any one or more of these assumptions turn out to be incorrect, actual results may differ from those predicted. While NXP does not know what impact any such differences may have on its business, if there are such differences, its future results of operations and its financial condition could be materially adversely affected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak to results only as of the date the statements were made. Except for any ongoing obligation to disclose material information as required by the United States federal securities laws, NXP does not have any intention or obligation to publicly update or revise any forward-looking statements after we distribute this document, whether to reflect any future events or circumstances or otherwise. For a discussion of potential risks and uncertainties, please refer to the risk factors listed in our SEC filings. Copies of our SEC filings are available on our Investor Relations website, https://investors.nxp.com or from the SEC website, www.sec.gov.

For further information, please contact:

Investors:                                    Media:
Jeff Palmer                                    Jacey Zuniga
jeff.palmer@nxp.com                                jacey.zuniga@nxp.com
+1 408 518 5411                                    +1 512 895 7398

NXP Semiconductors
Table 1: Condensed consolidated statement of operations (unaudited)

($ in millions except share data)	Three months ended
	September 29, 2019	June 30, 2019	September 30, 2018

Revenue	$2,265	$2,217	$2,445
Cost of revenue	(1,079)	(1,066)	(1,189)
Gross profit	1,186	1,151	1,256
Research and development	(396)	(408)	(433)
Selling, general and administrative	(221)	(230)	(252)
Amortization of acquisition-related intangible assets	(358)	(355)	(362)
Total operating expenses	(975)	(993)	(1,047)
Other income (expense)	22	(1)	2,002
Operating income (loss)	233	157	2,211
Financial income (expense):
Extinguishment of debt	(1)	(10)	—
Other financial income (expense)	(84)	(79)	(119)
Income (loss) before income taxes	148	68	2,092
Benefit (provision) for income taxes	(28)	(21)	(311)
Results relating to equity-accounted investees	(1)	(1)	52
Net income (loss)	119	46	1,833
Less: Net income (loss) attributable to non-controlling interests	10	5	13
Net income (loss) attributable to stockholders	109	41	1,820

Earnings per share data:
Net income (loss) per common share attributable to stockholders in $
Basic	$0.39	$0.15	$5.64
Diluted	$0.38	$0.14	$5.60

Weighted average number of shares of common stock outstanding during the period (in thousands):
Basic	279,074	281,241	322,533
Diluted	283,518	285,088	325,267

NXP Semiconductors
Table 2: Condensed consolidated balance sheet (unaudited)

($ in millions)	As of
	September 29, 2019	June 30, 2019	September 30, 2018
ASSETS
Current assets:
Cash and cash equivalents	$3,537	$3,030	$1,944
Accounts receivable, net	786	780	845
Assets held for sale	61	81	—
Inventories, net	1,134	1,144	1,284
Other current assets	426	396	330
Total current assets	5,944	5,431	4,403

Non-current assets:
Other non-current assets	712	706	632
Property, plant and equipment, net	2,401	2,397	2,394
Identified intangible assets, net	3,406	3,737	4,762
Goodwill	8,791	8,788	8,865
Total non-current assets	15,310	15,628	16,653

Total assets	21,254	21,059	21,056

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	862	770	949
Restructuring liabilities-current	41	53	62
Other current liabilities	1,081	983	1,583
Short-term debt	1,142	1,177	1,002
Total current liabilities	3,126	2,983	3,596

Non-current liabilities:
Long-term debt	7,363	7,361	5,354
Restructuring liabilities	—	—	9
Deferred tax liabilities	285	337	502
Other non-current liabilities	885	858	790
Total non-current liabilities	8,533	8,556	6,655

Non-controlling interests	205	195	172
Stockholders’ equity	9,390	9,325	10,633
Total equity	9,595	9,520	10,805

Total liabilities and equity	21,254	21,059	21,056

NXP Semiconductors
Table 3: Condensed consolidated statement of cash flows (unaudited)

($ in millions)	Three months ended
	September 29, 2019	June 30, 2019	September 30, 2018
Cash flows from operating activities:
Net income (loss)	$119	$46	$1,833
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	517	506	497
Stock-based compensation	84	87	83
Amortization of discount on debt	12	11	10
Amortization of debt issuance costs	2	3	2
Net (gain) loss on sale of assets	(21)	1	—
(Gain) loss on extinguishment of debt	1	10	—
Results relating to equity-accounted investees	1	1	(52)
Deferred tax expense (benefit)	(33)	(30)	(50)
Changes in operating assets and liabilities:
(Increase) decrease in receivables and other current assets	(17)	31	(31)
(Increase) decrease in inventories	13	84	42
Increase (decrease) in accounts payable and other liabilities	43	(218)	310
(Increase) decrease in other non-current assets	30	(14)	(36)
Exchange differences	(1)	1	1
Other items	(4)	(2)	6
Net cash provided by (used for) operating activities	746	517	2,615

Cash flows from investing activities:
Purchase of identified intangible assets	(21)	(23)	(18)
Capital expenditures on property, plant and equipment	(138)	(106)	(156)
Proceeds from the disposals of property, plant and equipment	23	—	1
Proceeds from sale of interests in businesses	—	—	127
Proceeds from return of equity investment	—	—	4
Purchase of available-for-sale securities	(2)	(15)	—
Net cash provided by (used for) investing activities	(138)	(144)	(42)

Cash flows from financing activities:
Proceeds from Bridge Loan	—	—	1,000
Repurchase of long-term debt	(47)	(553)	—
Proceeds from the issuance of long-term debt	—	1,750	—
Cash paid for debt issuance costs	(1)	(23)	(11)
Cash paid for Notes hedge derivatives	(1)	—	—
Dividends paid to non-controlling interests	—	—	(54)
Dividends paid to common stockholders	(70)	(71)	—
Proceeds from issuance of common stock through stock plans	33	5	6
Purchase of treasury shares and restricted stock unit withholdings	(9)	(645)	(4,550)
Net cash provided by (used for) financing activities	(95)	463	(3,609)

Effect of changes in exchange rates on cash positions	(6)	2	(1)
Increase (decrease) in cash and cash equivalents	507	838	(1,037)
Cash and cash equivalents at beginning of period	3,030	2,192	2,981
Cash and cash equivalents at end of period	3,537	3,030	1,944

Net cash paid during the period for:
Interest	44	78	7
Income tax	59	66	80

NXP Semiconductors
Table 4: Financial Reconciliation of GAAP to non-GAAP Results (unaudited)

($ in millions)	Three months ended
	September 29, 2019	June 30, 2019	September 30, 2018
Revenue	$2,265	$2,217	$2,445
GAAP Gross Profit	$1,186	$1,151	$1,256
PPA Effects	(19)	(20)	(20)
Restructuring	1	—	—
Stock Based Compensation	(11)	(10)	(11)
Merger-related costs	(1)	—	(8)
Non-GAAP Gross Profit	$1,216	$1,181	$1,295
GAAP Gross margin	52.4%	51.9%	51.4%
Non-GAAP Gross margin	53.7%	53.3%	53.0%
GAAP Research and development	$(396)	$(408)	$(433)
Restructuring	—	(5)	—
Stock based compensation	(34)	(34)	(34)
Merger-related costs	(1)	(2)	(18)
Non-GAAP Research and development	$(361)	$(367)	$(381)
GAAP Selling, general and administrative	$(221)	$(230)	$(252)
PPA effects	(5)	(2)	(2)
Restructuring	—	—	(5)
Stock based compensation	(39)	(43)	(38)
Merger-related costs	(4)	(8)	(21)
Other incidentals	(3)	(3)	(4)
Non-GAAP Selling, general and administrative	$(170)	$(174)	$(182)
GAAP amortization of acquisition-related intangible assets	$(358)	$(355)	$(362)
PPA effects	(358)	(355)	(362)
Non-GAAP amortization of acquisition-related intangible assets	$—	$—	$—
GAAP Other income (expense)	$22	$(1)	$2,002
Merger-related costs	—	—	1,961
Other incidentals	20	(1)	40
Non-GAAP Other income (expense)	$2	$—	$1
GAAP Operating income (loss)	$233	$157	$2,211
PPA effects	(382)	(377)	(384)
Restructuring	1	(5)	(5)
Stock based compensation	(84)	(87)	(83)
Merger-related costs	(6)	(10)	1,914
Other incidentals	17	(4)	36
Non-GAAP Operating income (loss)	$687	$640	$733
GAAP Operating margin	10.3%	7.1%	90.4%
Non-GAAP Operating margin	30.3%	28.9%	30.0%
GAAP Financial Income (expense)	$(85)	$(89)	$(119)
Non-cash interest expense on convertible notes	(12)	(11)	(11)
Foreign exchange gain (loss)	(2)	(4)	(3)
Gain (loss) on extinguishment of long-term debt	(1)	(10)	—
Other financial expense	(4)	(3)	(71)
Non-GAAP Financial income (expense)	$(66)	$(61)	$(34)

NXP Semiconductors
Table 5: Adjusted EBITDA and Free Cash Flow (unaudited)

($ in millions)	Three months ended
	September 29, 2019	June 30, 2019	September 30, 2018
Net income (loss)	$119	$46	$1,833
Reconciling items to adjusted net income
Financial (income) expense	85	89	119
(Benefit) provision for income taxes	28	21	311
Depreciation	135	128	119
Amortization	382	378	378
Adjusted net income	$749	$662	$2,760
Reconciling items to adjusted EBITDA
Results of equity-accounted investees	1	1	(52)
Restructuring	(1)	5	5
Stock based costs	84	87	83
Merger-related costs	6	10	(1,914)
Other incidental items	(17)	4	(36)
Adjusted EBITDA	$822	$769	$846
Trailing twelve month adjusted EBITDA	$3,126	$3,150	$3,176

($ in millions)	Three months ended
	September 29, 2019	June 30, 2019	September 30, 2018
Net cash provided by (used for) operating activities	$746	$517	$2,615
Net capital expenditures on property, plant and equipment	(115)	(106)	(155)
Non-GAAP free cash flow	$631	$411	$2,460
Non-GAAP free cash flow as percent of Revenue	28%	19%	101%